Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-Based Compensation
Share-Based Compensation
We adopted the QIAGEN N.V. Amended and Restated 2005 Stock Plan (the Plan) in 2005. The Plan allows for the granting of stock rights and incentive stock options, as well as non-qualified options, stock grants and stock-based awards, generally with terms of up to 10 years, subject to earlier termination in certain situations. Generally, options vest over a three-year period. The vesting and exercisability of certain stock rights will be accelerated in the event of a Change of Control, as defined in the Plan. To date, all option grants have been at the market value on the grant date or at a premium above the closing market price on the grant date. We issue new Common Shares to satisfy option exercises and had approximately 19.8 million Common Shares reserved and available for issuance under this plan at December 31, 2012.
In connection with the 2007 acquisition of Digene Corporation, we assumed three additional equity incentive plans. No new grants will be made under these plans. We had approximately 0.1 million common shares reserved and available for issuance under these plans at December 31, 2012.
Stock Options
During the years ended December 31, 2012 and 2011, we granted 592,829 and 601,897 stock options, respectively. The following are the weighted-average assumptions used in valuing the stock options granted to employees for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Stock price volatility	34%	34%	31%
Risk-free interest rate	0.82%	1.88%	2.12%
Expected life (in years)	4.89	4.97	4.84
Dividend rate	0%	0%	0%
Forfeiture rate	5.9%	6.1%	7.0%

A summary of the status of employee stock options as of December 31, 2012 and changes during the year then ended is presented below:

All Employee Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Contractual Term	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	6,527	$13.61
Granted	593	$16.00
Exercised	(1,444)	$11.53
Forfeited	(82)	$18.90
Expired	(261)	$17.64
Outstanding at December 31, 2012	5,333	$14.16	4.09	$25,006
Exercisable at December 31, 2012	4,252	$13.18	2.91	$23,664
Vested and expected to vest at December 31, 2012	5,257	$14.12	4.01	$24,886

Generally, stock option grants are valued as a single award with a single average expected term and are amortized over the vesting period. The weighted-average grant-date fair value of options granted during the years ended December 31, 2012, 2011 and 2010 was $4.80, $6.49 and $6.42, respectively. The total intrinsic value of options exercised during the years ended December 31, 2012 and 2011 was $7.2 million and $3.7 million, respectively. At December 31, 2012, the unrecognized share-based compensation expense related to employee stock option awards including estimated forfeitures is approximately $3.5 million and will be recognized over a weighted average period of approximately 1.66 years.
At December 31, 2012, 2011 and 2010, options were exercisable with respect to 4.3 million, 5.5 million and 6.4 million Common Shares at a weighted average price of $13.18, $12.37 and $12.93 per share, respectively. The options outstanding at December 31, 2012 expire in various years through 2022.
Stock Units
Stock units represent rights to receive Common Shares at a future date and include restricted stock units which are subject to time-vesting only and performance stock units which include performance conditions in addition to time-vesting. There is no exercise price and the fair market value at the time of the grant is recognized over the requisite vesting period, generally 10 years. The fair market value is determined based on the number of restricted stock units granted and the market value of our shares on the grant date. Pre-vesting forfeitures were estimated to be approximately 7.1%. At December 31, 2012, there was $67.6 million remaining in unrecognized compensation cost including estimated forfeitures related to these awards, which is expected to be recognized over a weighted average period of 2.9 years. The weighted average grant date fair value of stock units granted during the year ended December 31, 2012 was $15.80. The total fair value of stock units that vested during the years ended December 31, 2012 and 2011 was $13.3 million and $8.8 million, respectively.
A summary of stock units as of December 31, 2012 and changes during the year are presented below:

Stock Units	Stock Units (in thousands)	Weighted Average Contractual Term	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2012	5,651
Granted	2,574
Vested	(831)
Forfeited	(473)
Outstanding at December 31, 2012	6,921	2.85	$125,602
Vested and expected to vest at December 31, 2012	5,732	2.74	$104,029

Compensation Expense
Share-based compensation expense before taxes for the years ended December 31, 2012, 2011 and 2010 totaled approximately $25.4 million, $19.5 million and $13.6 million, respectively, as shown in the table below. No share-based compensation cost was capitalized in inventory in 2012, 2011 or 2010 as the amounts were not material. The excess tax benefit realized for the tax deductions of the share-based payment arrangements totaled $1.5 million, $4.2 million and $2.0 million, respectively, for the years ended December 31, 2012, 2011 and 2010.

Compensation Expense (in thousands)	2012	2011	2010
Cost of sales	$2,328	$1,672	$932
Research and development	4,167	3,055	2,087
Sales and marketing	6,123	4,285	2,885
General and administrative	12,737	10,528	7,688
Share-based compensation expense	$25,355	$19,540	$13,592